EXHIBIT 23.1
                                  ------------


                              ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 file numbers 33-26694 and 33-56557 and Form S-3 file numbers 333-40571 and 333-67037.



                                           /s/ Arthur Andersen LLP


Rochester, New York,
   June 1, 1999